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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8 - K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) JANUARY 16, 1997
                                                         ----------------


                               GALILEO CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                                                             04-2526583
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                              Identification No.)


                                                                        0-11309
                                                       (Commission File Number)


GALILEO PARK, P.O. BOX 550, STURBRIDGE, MASSACHUSETTS                     01566
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number including area code                (508) 347-9191



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events
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         For the fiscal quarter ended December 31, 1996, the Registrant adopted
         Statement of Financial Accounting Standard No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed Of." This statement requires impairment losses be recognized on long-lived assets when indicators of impairment are present and the fair market values of assets are estimated to be less than carrying amounts. The adoption of this statement resulted in a nonrecurring, pretax, noncash charge of $2.2 million, or $0.32 per share, for the quarter, principally related to robotic assembly equipment for the Registrant's Medical Products business.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         c)       Exhibits

                  99.1     Press Release dated January 16, 1997

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GALILEO CORPORATION

Date: January 21, 1997                      By: /s/ Josef W. Rokus
                                                -------------------------------
                                                Josef W. Rokus
                                                Vice President, Corporate
                                                Development and Secretary



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                                  EXHIBIT INDEX


      Exhibit No.
      -----------


         99.1     Press Release dated January 16, 1997